Exhibit 99.1

Amwell Announces Appointment of Deborah C. Jackson to its Board of Directors

Boston, MA., October 9, 2020 – Amwell®, (NYSE: AMWL) (the “Company”) a national telehealth leader, today announced the appointment of Ms. Deborah C. Jackson to the Company’s Board of Directors, effective immediately.

“We are thrilled to welcome Deborah to our Board of Directors,” said Ido Schoenberg, Chairman and Co-CEO, Amwell. “Deborah brings a powerful, independent, and unique voice to our Boardroom. She is a reputable, mature leader with deep industry experience as a successful operator. Deborah is also a trusted and well-established fiduciary on several world class boards. I am confident that she will provide valuable perspectives and have an important impact on our team as we embark on our next chapter as a newly public company.”

Ms. Jackson joins Amwell with over 30 years of leadership experience across a number of leading institutions. In her current role, Ms. Jackson serves as the President of Cambridge College in Boston. Prior to that, she served for nearly a decade as CEO of the American Red Cross of Eastern Massachusetts, one of the nation’s largest Red Cross units. Earlier in her career, Ms. Jackson was Vice President of the Boston Foundation, as well as Senior Vice President at Boston Children’s Hospital, and President and CEO of Morgan Memorial Goodwill Industries, Inc. Throughout her career, Ms. Jackson has served and continues to serve on numerous commissions, task forces, and boards including her role as Lead Director for Eastern Bank. Jackson has also been the recipient of numerous awards, of highlight is her induction into the Greater Boston Chamber of Commerce Academy of Distinguished Bostonians.

“I am honored to join the Amwell team as the Company enters its next phase of growth and impact, focusing on bringing innovative digital health solutions to providers, patients, and health plans across the globe,” said Deborah Jackson.

About Amwell

Amwell is a leading telehealth platform in the United States and globally, connecting and enabling providers, insurers, patients, and innovators to deliver greater access to more affordable, higher quality care. Amwell believes that digital care delivery will transform healthcare. The Company offers a single, comprehensive platform to support all telehealth needs from urgent to acute and post-acute care, as well as chronic care management and healthy living. With over a decade of experience, Amwell powers telehealth solutions for over 2,000 hospitals and 55 health plan partners with over 36,000 employers, covering over 80 million lives. For more information please visit https://business.amwell.com/.

American Well, Amwell, and The Exchange are registered trademarks or trademarks of American Well Corporation in the United States and other countries. All other trademarks used herein are the property of their respective owners.

Forward-Looking Statements

This press release contains forward-looking statements about us and our industry that involve substantial risks and uncertainties and are based on our beliefs and assumptions and on information currently available to us. All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations, financial condition, business strategy and plans and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” or “would,” or the negative of these words or other similar terms or expressions.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our beliefs and assumptions only as of the date of this release. These statements, and related risks, uncertainties, factors and assumptions, include, but are not limited to: weak growth and increased volatility in the telehealth market; inability to adapt to rapid technological changes; increased competition from existing and potential new participants in the healthcare industry; changes in healthcare laws, regulations or trends and our ability to operate in the heavily regulated healthcare industry; our ability to comply with federal and state privacy regulations; the significant liability that could result from a cybersecurity breach; and other factors described under ‘Risk Factors’ in the prospectus for our IPO filed with the SEC. These risks are not exhaustive. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Further information on factors that could cause actual results to differ materially from the results anticipated by our forward-looking statements is included in the reports we have filed or will file with the Securities and Exchange Commission. These filings, when available, are available on the investor relations section of our website at investors.amwell.com and on the SEC’s website at www.sec.gov.

Contact:

Holly Spring

781-888-8219 press@amwell.com

###